UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 17, 2011

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3583	THE TOLEDO EDISON COMPANY	34-4375005
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3141	JERSEY CENTRAL POWER & LIGHT COMPANY	21-0485010
(A New Jersey Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-446	METROPOLITAN EDISON COMPANY	23-0870160
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3522	PENNSYLVANIA ELECTRIC COMPANY	25-0718085
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
FirstEnergy Corp. and Subsidiaries New Credit Facilities
On June 17, 2011, FirstEnergy Corp. (FirstEnergy) and certain of its subsidiaries entered into two new five-year syndicated revolving credit facilities with aggregate commitments of $4.5 billion (New Facilities).
An aggregate amount of $2 billion is available to be borrowed, repaid and reborrowed under a syndicated credit facility (New FirstEnergy Facility), subject to separate borrowing sublimits for each borrower as described below. The parties to the New FirstEnergy Facility are FirstEnergy, The Cleveland Electric Illuminating Company (CEI), Metropolitan Edison Company (Met-Ed), Ohio Edison Company (OE), Pennsylvania Power Company (Penn), The Toledo Edison Company (TE), American Transmission Systems, Incorporated (ATSI), Jersey Central Power & Light Company (JCP&L), Monongahela Power Company (MP), Pennsylvania Electric Company (Penelec), The Potomac Edison Company (PE) and West Penn Power (West Penn), as borrowers, the Royal Bank of Scotland plc, as administrative agent, and the lending banks, fronting banks and swing line lenders identified in the New Facility.
An additional $2.5 billion is available to be borrowed, repaid and reborrowed by FirstEnergy Solutions Corp. (FES) and Allegheny Energy Supply Company, LLC (AESC), as borrowers, under a syndicated credit facility (New FES/AESC Facility), with JPMorgan Chase Bank, N.A., as administrative agent, and the lending banks, fronting banks and swing line lenders identified in the New FES/AESC Facility, subject to the sublimits described below.
The following table describes the borrowing sub-limits for each borrower under the New Facilities, as well as the limitations on short-term indebtedness applicable to each borrower under current regulatory approvals and applicable statutory and/or charter limitations.

		Regulatory and
	New Facility	Other Short-Term
Borrower	Sublimit	Debt Limitation
	(In millions)
FirstEnergy	$2,000	—	(a)
OE	$500	$500
Penn	$50	$33	(b)
CEI	$500	$500
TE	$500	$500
JCP&L	$425	$411
Met-Ed	$300	$300
Penelec	$300	$300
ATSI	$100	$100
MP	$150	$150
PE	$150	$150
West Penn	$200	$200
FES	$1,500	—	(c)
AESC	$1,000	—	(c)

(a)	No limitations.

(b)	Excluding amounts which may be borrowed under the regulated companies’ money pool.

(c)	No limitation based upon blanket financing authorization from the Federal Energy Regulatory Commission under existing open market tariffs.
The New Facilities replace FirstEnergy’s $2.75 billion facility, dated as of August 24, 2006, as amended on November 2, 2007, AESC’s $1 billion facility, dated as of September 24, 2009, MP’s $110 million facility, dated as of December 18, 2009, PE’s $150 million facility, dated as of April 30, 2010 and West Penn’s $200 million facility, dated as of April 30, 2010 (Prior Facilities), all of which were terminated as of June 17, 2011. Initial borrowings under the New Facilities were used by the applicable borrowers to pay off outstanding obligations under the Prior Facilities.
Commitments under each of the New Facilities will be available until June 17, 2016, unless the lenders agree, at the request of the applicable borrowers, to up to two additional one-year extensions.
Generally, borrowings under each of the New Facilities are available to each borrower separately and will mature on the earlier of 364 days from the date of borrowing or the commitment termination date, as the same may be extended.

Upon a borrower demonstrating to the administrative agent authorization to borrow amounts maturing more than 364 days from the date of borrowing, its borrowings will mature on the latest commitment termination date. In addition to refinancing the Prior Facilities, proceeds may be used for working capital and other general corporate purposes of the borrowers.
Borrowings under the New Facilities may take the form of alternate base rate advances or eurodollar rate advances, borrowed pro rata from all lenders in proportion to their respective commitments. Borrowings may also be made from time to time on a same-day basis directly from one or more swing line lenders in an aggregate amount not to exceed $250 million for periods of up to ten days.
Outstanding alternate base rate advances will bear interest at a fluctuating interest rate per annum equal to the sum of the highest of (i) the applicable administrative agent’s publicly-announced “prime rate”, (ii) the sum of 1/2 of 1% per annum plus the federal funds rate in effect from time to time and (iii) the London Interbank Offered Rate (LIBOR) for a one-month interest period plus 1%. Outstanding eurodollar rate advances will bear interest at LIBOR for interest periods of one week or one, two, three or six months plus an applicable margin determined by reference to the applicable borrower’s then-current senior unsecured non-credit enhanced debt ratings (reference ratings). Swing line loans will bear interest at a rate per annum equal to the sum of the alternate base rate plus an applicable margin determined by reference to the applicable borrower’s reference ratings. Changes in reference ratings of a borrower would lower or raise its applicable margin depending on whether ratings improved or were lowered, respectively.
Under each of the New Facilities, the applicable borrowers will pay the lenders a commitment fee on the amount of the unused commitments on a quarterly basis. Under the New FirstEnergy Facility, FirstEnergy will pay this fee on behalf of all borrowers under that facility and under the New FES/AESC Facility, the two borrowers will pay their pro rata shares of the fee.
In addition, under each of the New Facilities, borrowers may request from time to time the issuance of letters of credit which are renewable upon the request of the borrowers and which expire upon the earlier of one year from the date of issuance or the third business day preceding the latest termination date of the applicable New Facility. The stated amount of outstanding letters of credit will count against total commitments available under the applicable New Facilities and against the applicable borrower’s sub-limit. Currently, the initial fronting banks have agreed to issue up to an aggregate amount of $700 million of letters of credit under the New FirstEnergy Facility and $2.5 billion of letters of credit under the New FES/AESC Facility. Each borrower will pay the lenders a fee equal to the then applicable margin for eurodollar rate advances for such borrower multiplied by the stated amount of each letter of credit issued for its account, in each case for the number of days that such letter of credit is issued but undrawn, payable quarterly.
Under each of the New Facilities, borrowings are available upon customary representations and warranties, terms and conditions for facilities of this type, and the borrowers are subject to certain customary affirmative and negative covenants, including limitations on the ability to sell, lease, transfer or dispose of assets, to grant or permit liens upon properties to secure debt, to merge or consolidate, subject to certain exceptions, the ability to enter into any prohibited transactions as defined in the Employee Retirement Income Security Act of 1974 or the ability to use the proceeds of any borrowing for prohibited purposes. Each borrower is also required to maintain a consolidated debt to total capitalization ratio, as defined in each of the New Facilities, of no more than 0.65 to 1.00.
Borrowings under each of the New Facilities are subject to acceleration upon the occurrence of events of default that each borrower considers usual and customary, including a cross-default for other indebtedness in excess of $100 million. However, unlike FirstEnergy’s Prior Facility, defaults by FES or AESC under the New FES/AESC Facility or other indebtedness generally will not cross-default to FirstEnergy under the New FirstEnergy Facility.
FirstEnergy and certain of the other borrowers and their affiliates maintain ordinary banking and investment banking relationships with lenders under the New Facilities.

The following banks are parties to each of the New Facilities with individual commitments equal to the indicated percentages of the total commitments:

Banks	Percentages of Total Commitments
JPMorgan Chase Bank, N.A.	4.44444%
The Royal Bank of Scotland plc	4.44444%
Bank of America, N.A.	4.44444%
Barclays Bank PLC	4.44444%
Citibank, N.A.	4.44444%
KeyBank National Association	4.44444%
The Bank of Nova Scotia	4.44444%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	2.22222%
Union Bank, N.A.	2.22222%
Wells Fargo Bank, National Association	4.44444%
Morgan Stanley Bank, N.A.	4.33333%
BNP Paribas	4.33333%
Credit Suisse AG	4.33333%
Goldman Sachs Bank USA	4.33333%
Royal Bank of Canada	4.33333%
UBS AG, Stamford Branch	4.33333%
Mizuho Corporate Bank, Ltd.	3.71111%
PNC Bank, National Association	3.71111%
Sumitomo Mitsui Banking Corporation	3.71111%
U.S. Bank National Association	3.71111%
The Bank of New York Mellon	3.71111%
CoBank, ACB	2.77778%
Banco Bilbao Vizcaya Argentaria, S.A.	2.66667%
CIBC Inc.	2.66667%
Credit Agricole Corporate and Investment Bank	2.66667%
Sovereign Bank	2.66667%
The Huntington National Bank	2.00000%
The above descriptions of the New Facilities do not purport to be a complete statement of the relevant parties’ rights and obligations thereunder and the transactions contemplated thereby. The above descriptions of such documents are qualified in their entirety by reference to the definitive agreements, copies of which the registrants expect to include as exhibits to their next Quarterly Report on Form 10-Q.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to: the speed and nature of increased competition in the electric utility industry. the impact of the regulatory process on the pending matters in the various states in which we do business including, but not limited to, matters related to rates, the status of the PATH project in light of PJM’s direction to suspend work on the project pending review of its planning process, its re-evaluation of the need for the project and the uncertainty of the timing and amounts of any related capital expenditures, business and regulatory impacts from ATSI’s realignment into PJM Interconnection, L.L.C, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, financial derivative reforms that could increase our liquidity needs and collateral costs, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible GHG emission, water intake and coal combustion residual regulations, the potential impacts of any laws, rules or regulations that ultimately replace CAIR and the effects of the EPA’s recently released MACT proposal to establish certain mercury and other emission standards for electric generating units, the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any NSR litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to shut down or idle certain generating units), adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits) and oversight by the NRC, including as a result of the incident at Japan’s Fukushima Daiichi Nuclear Plant, adverse legal decisions and outcomes related to Met-Ed’s and Penelec’s ability to recover certain transmission costs through their transmission service charge riders, the continuing availability of generating units and changes in their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards and energy efficiency mandates, changes in customers’ demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency mandates, the ability to accomplish or realize anticipated benefits from strategic goals, efforts, and our ability, to improve electric commodity margins and the impact of, among other factors, the increased cost of coal and coal transportation on such margins, the ability to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy’s nuclear decommissioning trusts, pension trusts and other trust funds, and cause FirstEnergy to make additional contributions sooner, or in amounts that are larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy’s financing plan, the cost of such capital and overall condition of the capital and credit markets affecting FirstEnergy and its subsidiaries, changes in general economic conditions affecting FirstEnergy and its subsidiaries, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy’s and its subsidiaries’ access to financing or their costs and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, the continuing uncertainty of the national and regional economy and its impact on the major industrial and commercial customers of FirstEnergy’s subsidiaries, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy and its subsidiaries do business, issues arising from the recently completed merger of FirstEnergy and Allegheny Energy, Inc. and the ongoing coordination of their combined operations including FirstEnergy’s ability to maintain relationships with customers, employees or suppliers, as well as the ability to successfully integrate the businesses and realize cost savings and any other synergies and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect, the risks and other factors discussed from time to time in the registrants’ SEC filings, and other similar factors. A security rating is not a recommendation to buy, or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on the registrants’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
June 22, 2011

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

OHIO EDISON COMPANY
Registrant

THE CLEVELAND ELECTRIC
ILLUMINATING COMPANY
Registrant

THE TOLEDO EDISON COMPANY
Registrant

METROPOLITAN EDISON COMPANY
Registrant

PENNSYLVANIA ELECTRIC COMPANY
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller and Chief Accounting Officer

JERSEY CENTRAL POWER & LIGHT COMPANY Registrant
By:	/s/ K. Jon Taylor
K. Jon Taylor
Controller